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                                                                   EXHIBIT 23(A)

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 6, 1997, included or incorporated by reference in the Company's December 31, 1996 Form 10-K/A and to all references to our Firm included in this registration statement.

                                                         /s/ Arthur Andersen LLP

Washington, D.C.,
  June 18, 1997